UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 26, 2003

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                  0-18348                 06-1209796
(State or other                  (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida                      33414
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                        Exhibit Index Appears on page 4

Item 5. Other Events.

     On September 26, 2003, BE Aerospace, Inc. amended the credit agreement under its existing bank credit facility. BE Aerospace, Inc. issued a press release announcing the amendment on September 29, 2003. Both the amendment to the credit agreement and the press release are attached hereto as Exhibits 10.1 and 99.1, respectively. The second through fourth paragraphs appearing under the heading "Bank Credit Agreement" and the seventh paragraph of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
(a)      None
(b)      None
(c)      Exhibits.

         Exhibit No.        Description
         --------------     --------------
         10.1               Amendment No. 4 to Credit Agreement dated as of
                            August 21, 2001 between BE Aerospace, Inc., Lenders and JPMorgan Chase Bank, dated as of September 26,
                            2003.

         99.1              Press Release, dated September 29, 2003.

Item 9. Regulation FD Disclosure.

     The following information, which consists of the remainder of the press release appearing as Exhibit 99.1 not filed and incorporated herein by reference under Item 5, is furnished pursuant to Item 9, "Regulation FD Disclosure":

     The first paragraph, the fifth and sixth paragraphs under the heading "Outlook" and the eighth paragraph, which appear as part of Exhibit 99.1, are not filed but are furnished pursuant to Regulation FD.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BE AEROSPACE, INC.

                                       By:  /s/ Thomas P. McCaffrey
                                       -------------------------------------
                                       Name:  Thomas P. McCaffrey
                                       Title: Corporate Senior Vice President of
                                              Administration and Chief Financial
                                              Officer



Date:    September 29, 2003

                                  EXHIBIT INDEX



Exhibit No.                 Description of Exhibits
---------------             ----------------------------


10.1 Amendment No. 4 to Credit Agreement dated as of August 21, 2001 between BE Aerospace, Inc., Lenders and JPMorgan Chase Bank, dated as of September 26, 2003

99.1                        Press Release, dated September 29, 2003